SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                      Date of Report:  January 17, 1994


                         READING & BATES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                  1-5587                 73-0642271
       (State or other            (Commission           (I.R.S. Employer
       jurisdiction of            File Number)          Identification No.)
        incorporation)

                 901 Threadneedle, Suite 200, Houston, TX   77079
               (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code  (713) 496-5000

Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            Exhibit 99 - Press Release dated January 17, 1994

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   READING & BATES CORPORATION



                               By  /s/T. W. Nagle
                                   T. W. Nagle
                                   Vice President & Chief Financial Officer

Dated:  January 17, 1994